Exhibit 99.2

Subject to Revision                                                  PRELIMINARY
Preliminary Series Term Sheet Dated [October 15, 2002]                TERM SHEET

                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

                                 $[543,270,590]
                                  (Approximate)

                Mortgage Pass-Through Certificates, Series 2002-5

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-5

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-5. The Series Term Sheet has been prepared by Wachovia Securities, Inc. based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]
                                    WACHOVIA
                                   SECURITIES

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

                              Offered Certificates
                              --------------------

   To 10% Clean-up Call:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-1      $[182,000,000]   Floating       Senior         [1.01]      [11/02-01/05]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-2       $[59,000,000]    Fixed         Senior         [3.00]      [01/05-02/07]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-3       $[21,000,000]    Fixed         Senior         [5.00]      [02/07-07/08]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-4       $[22,235,000]    Fixed         Senior         [6.75]      [07/08-08/10]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AV-1      $[166,680,000]   Floating       Senior         [2.95]      [11/02-08/10]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
       M-1       $[35,313,000]    Fixed        Mezzanine       [5.27]      [02/06-08/10]      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
       M-2       $[31,238,000]    Fixed        Mezzanine       [5.23]      [12/05-08/10]      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
        B        $[25,804,590]    Fixed       Subordinate      [5.21]      [11/05-08/10]     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------


   To Maturity:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-1      $[182,000,000]   Floating       Senior         [1.01]      [11/02-01/05]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-2       $[59,000,000]    Fixed         Senior         [3.00]      [01/05-02/07]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-3       $[21,000,000]    Fixed         Senior         [5.00]      [02/07-07/08]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-4       $[22,235,000]    Fixed         Senior         [6.76]      [07/08-11/10]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AV-1      $[166,680,000]   Floating       Senior         [3.47]      [11/02-08/18]     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
       M-1       $[35,313,000]    Fixed        Mezzanine       [5.80]      [02/06-01/16]      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
       M-2       $[31,238,000]    Fixed        Mezzanine       [5.74]      [12/05-12/15]      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
        B        $[25,804,590]    Fixed       Subordinate      [5.61]      [11/05-10/14]     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------

(1)  Size is subject to a permitted  variance in the  aggregate of plus or minus
     5%.
(2) The Last Scheduled Distribution Date for all Offered Certificates is the Distribution Date in [May 2033].

                                    Structure
                                    ---------

o A senior/subordinate structure whereby realized losses on the underlying mortgages will be allocated in the following order of priority: (i) excess interest, (ii) to the overcollateralization amount described herein, (iii) to the Class B Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.
o    An  Insurance  Policy  issued  by  [ ]  will  provide  an  irrevocable  and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates.
o A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.
o The pass-through rate for each class of Offered Certificates, other than the Class AV-1 Certificates, will be subject to a Pool Cap. The pass-through rate for the Class AV-1 Certificates will be subject to the Class AV-1 Cap.
o After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

                                  Pricing Speed
                                  -------------
Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans: 100% PPC assumes 28% CPR.


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--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]




                          Wachovia Securities Contacts
                          ----------------------------

    Trading / Syndicate             Phone               E-mail
    -------------------             -----               ------
    Chris Choka                 (704) 383-8267    chris.choka@wachovia.com
    Mark Adamson                (704) 383-7727    mark.adamson@wachovia.com

    Mortgage Finance
    ----------------
    Mike Ciuffo                 (704) 715-1170    michael.ciuffo@wachovia.com
    Sharvin Setoodeh            (704) 715-7632    sharvin.setoodeh@wachovia.com
    Sean Walker                 (704) 374-4398    sean.walker@wachovia.com
    David Lyle                  (704) 715-8131    david.lyle@wachovia.com

    Structuring
    -----------
    Serkan Erikci               (704) 715-1263    serkan.erikci@wachovia.com

    Collateral Analytics
    --------------------
    Paul Lopansri               (704) 374-3490    paul.lopansri@wachovia.com

    ABS Research
    ------------
    Inna Koren                  (212) 909-0082    inna.koren@wachovia.com

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--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2002-5.

Offered Certificates:         Class AF-1, Class AF-2, Class AF-3, Class AF-4 and
                              Class AV-1 Certificates (the "Senior Certificates"
                              or  "Class A  Certificates");  Class M-1 and Class
                              M-2 Certificates (the "Mezzanine  Certificates" or
                              "Class M Certificates"), Class B Certificates (the
                              "Class  B  Certificates"  and,  together  with the
                              Mezzanine    Certificates,    the    "Subordinated
                              Certificates").

Non-Offered Certificates:     Class R and Class X Certificates.

Servicer:                     Equity One, Inc.

Seller:                       Equity One, Inc. and certain of its subsidiaries.

Depositor:                    Equity One ABS, Inc.

Senior Certificate Insurer:   [ ]

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch Ratings ("Fitch").

Underwriter:                  Wachovia Securities, Inc.

Closing Date:                 On or about [October 25, 2002]

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class  AF-1 and Class AV-1  Certificates  will
                              settle with no accrued interest (settle flat) and the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates will settle with accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on November 25, 2002

Record Date:                  With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates,  the last  business day prior to the
                              applicable  Distribution Date. With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2 and  Class  B  Certificates,  the  last
                              business day in the month preceding the applicable
                              Distribution  Date. With respect to the Class AF-1
                              and Class AV-1  Certificates,  the Record Date for
                              the first  Distribution  Date is the last business
                              day  prior to the  Distribution  Date in  November
                              2002. With respect to the Class AF-2,  Class AF-3,
                              Class  AF-4,  Class  M-1,  Class  M-2 and  Class B
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the Closing Date.

Payment Delay:                None   for  the   Class   AF-1  and   Class   AV-1
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2 and Class B
                              Certificates.

Day Count:                    With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, actual/360, and with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates, 30/360.

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                                       4

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of [0.02]% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12 of  [0.50]%  of the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date ("Cut-off Date Principal Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as the plan is a "Qualified Plan Investor" and certain conditions are met.

SMMEA Eligibility:            The  Offered   Certificates   will  not  be  SMMEA
                              eligible.

Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered Certificates, excluding any associated rights to receive payments from the Net WAC Cap
                              Account or the reserve fund, will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on September 30, 2002.

Mortgage Loan Pool:           The  mortgage  loan pool will  consist  of [6,384]
                              closed-end   mortgage   loans  with  an  aggregate
                              principal balance of approximately  $[543,270,590]
                              (the  "Total  Mortgage  Loans") as of the  Cut-off
                              Date.  The Total  Mortgage  Loans  will be divided
                              into two loan groups,  Group I Mortgage  Loans and
                              Group II  Mortgage  Loans.  The  Group I  Mortgage
                              Loans will consist of [4,981]  fixed rate mortgage
                              loans  with  an  aggregate  principal  balance  of
                              approximately  $[376,582,465]  as of  the  Cut-off
                              Date.  The Group II Mortgage Loans will consist of
                              [1,403]  adjustable  rate  mortgage  loans with an
                              aggregate   principal   balance  of  approximately
                              $[166,688,125] as of the Cut-off Date. The Group I
                              Mortgage  Loans are  secured  by first and  second
                              liens   on   one-   to    four-family    dwellings
                              ("Residential    Loans")   and   on   multi-family
                              properties  and  structures   which  contain  both
                              residential  dwelling  units  and  space  used for
                              retail,  professional  or  other  commercial  uses
                              ("Mixed Use Loans").  The Group II Mortgage  Loans
                              are   secured  by  first  and   second   liens  on
                              Residential Loans.

                              The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise. It is preliminary and subject to change.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With respect to any  Distribution  Date, means the
                              calendar month prior to the month in which such Distribution Date occurs.

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                                       5

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Certificates     includes:     excess    interest,
                              overcollateralization,    subordination   and   an
                              insurance policy provided by [ ]. In addition, the trust will include a yield maintenance agreement for the benefit of the Class AV-1 Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing Fee, (b) the Trustee Fee, (c) the weighted average pass-through rate on the Offered Certificates and (d) the Insurance Premium for the related certificates, which results in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and build overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the principal balance of the mortgage loans, resulting in overcollateralization. Overcollateralization, to the extent it is  available  will be used to cover
                              losses      on      the      mortgage       loans.
                              Overcollateralization shall initially be zero and grow to a target of approximately [4.25]% of the Cut-off Date Principal Balance. On and after the Stepdown Date, the overcollateralization amount shall equal the lesser of (1) approximately [4.25]% of the Cut-off Date Principal Balance and
                              (2) the greater of approximately [8.50]% of the pool principal balance as of the last day of the related due period and [0.50]% of the Cut-off Date Principal Balance.

                              Subordination. The Class M-1, Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates. The Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates.

                              Insurance Policy. [ ] will issue an insurance policy that will provide an unconditional and irrevocable guarantee on the timely payment of interest and the ultimate payment of principal on the Class A Certificates. [ ] will be entitled to receive a fee for providing the insurance policy (the "Insurance Premium").

                              Expected Credit Support:

                              --------------------------------------------------
                              Class            Initial*    After Stepdown Date*
                              --------------------------------------------------
                              Class A           [17.00]%        [42.50]%
                              Class M-1         [10.50]%        [29.50]%
                              Class M-2          [4.75]%        [18.00]%
                              Class B              -             [8.50]%
                              --------------------------------------------------

                              * Approximate

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                                       6

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest and principal that was not covered by excess interest and to cover certain amounts owed to the Class AV-1 Certificates from prior Distribution
                              Dates as a result of limiting their pass-through rate to the Class AV-1 Cap.










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                                       7

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other  than the Class AF-1
                              Certificates and the Class AV-1 Certificates,  the
                              Interest Accrual Period will be from and including the first day of the calendar month preceding the related Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1 Certificates and the Class AV-1 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to such Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On each Distribution  Date,  interest collected on
                              the mortgage loans (net of the Servicing Fee) will be remitted in the following order of priority, to the extent available:

                              (i) to the certificate insurer, the monthly Insurance Premium with respect to the Senior Certificates;
                              (ii)      to the Trustee, the Trustee Fee;
                              (iii) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;
                              (iv) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable interest carry forward amount for the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;
                              (v) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (vi) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

                              (vii) to the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (viii) any remaining amount to be applied as the "Monthly Excess Interest Amount";
                              (ix) the amount, if any, remaining after applications with respect to the priorities set forth above will be used to pay unpaid interest carry forward amounts and realized losses; and
                              (x) to the Class X and Class R Certificates, any remaining amounts as described in the Pooling and Servicing Agreement.

Accrued Certificate Interest: For each  class of Offered  Certificates  and each
                              Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus each Class' Interest Percentage of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.


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                                       8

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the lesser of (1) the product of the excess, if any, of the weighted average Net Mortgage Rate of the Group II Mortgage Loans over the Pool Cap and the certificate principal balance of the Class AV-1
                              Certificates (prior to the distribution of any principal on such Distribution Date) and (2) the sum of (a) the product of the excess, if any, of the Pool Cap over the weighted average of the Pass-Through Rates of the Certificates (other than the Class AV-1 and Class X Certificates) (weighted on the basis of their respective certificate principal balances prior to the distribution of any principal on such Distribution Date) and the aggregate certificate principal balance of the Certificates (other than the Class AV-1 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-1
                              Certificates.

Pool Cap:                     For any Distribution  Date will equal the weighted
                              average of the Net Mortgage Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period. The
                              Net Mortgage Rate of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee, the Trustee Fee and the Insurance Premium.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AV-1 Pass  Through  Rate is  subject to the
                              Class AV-1 Cap, the Class AV-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) the excess of (i) the Pass-Through Rate the Class AV-1 Certificates would have received if they were not subject to the Class AV-1 Cap (subject to a maximum rate of [14]%), minus (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1
                              Certificates.

Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AF-1  Pass-Through  Rate is  subject to the
                              Pool Cap,  the  Class  AF-1  Certificates  will be
                              entitled to receive,  from amounts  otherwise paid
                              to the Class X  Certificates,  an amount  equal to
                              the   product   of  (a)  the  excess  of  (i)  the
                              Pass-Through Rate the Class AF-1 Certificates would have received if they were not subject to the Pool Cap (subject to a maximum rate of [10]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class AF-1 Certificates.

Pass-Through Rate:            With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates  and  any  Distribution  Date,  a per
                              annum  rate  equal  to  One-Month  LIBOR  for  the
                              related  interest  accrual  period  plus a margin,
                              which will be set at pricing.  With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2  and  Class  B  Certificates   and  any
                              Distribution Date, a per annum rate, which will be fixed at pricing.

                              After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

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                                       9

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

                                              PRINCIPAL DISTRIBUTIONS
                                              -----------------------

Group I Principal Percentage: With  respect  to any  Distribution  Date  and the
                              Class AF-1, Class AF-2, Class AF-3, and Class AF-4 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II Mortgage Loans for the related Collection Period.

Group II Principal
Percentage:                   With  respect  to any  Distribution  Date  and the
                              Class AV-1 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group II Mortgage Loans for the related
                              Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II
                              Mortgage Loans for the related Collection Period.

Senior Certificate Principal
Distribution Amount:          As of any  Distribution  Date before the  Stepdown
                              Date or if a Trigger Event is in effect, the Class
                              AF-1,  Class  AF-2,  Class  AF-3  and  Class  AF-4
                              Certificates will be entitled to receive the Group
                              I   Principal    Percentage   of   the   Principal
                              Distribution  Amount for such Distribution Date in
                              the priorities  described below and the Class AV-1
                              Certificates will be entitled to receive the Group
                              II   Principal   Percentage   of   the   Principal
                              Distribution Amount for such Distribution Date, until the certificate principal balances thereof have been reduced to zero. As of any Distribution
                              Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                              (x) the sum of the certificate principal balances of the Class AF-1, Class AF-2, Class AF-3, Class
                              AF-4 and Class AV-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                              (A) the product of (i) approximately  [57.50]% and
                              (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection
                              Period  minus  the  product  of (i)  approximately
                              0.50% and (ii) the Pool  Balance as of the Cut-off
                              Date.

Class M-1 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution Amount on such Distribution Date) and
                              (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [70.50]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii) the certificate



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                                       10

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

                              principal balance of the Class M-1 Certificates (after taking into account the payment of the
                              Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately [82.00]% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and (ii) the Pool Balance as of the Cut-off Date.

Class B Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution Amount on such Distribution Date), and (iv) the certificate principal balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [91.50]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Monthly   Excess    Interest   Amount   for   such
                              Distribution       Date      and      (y)      the
                              Overcollateralization    Deficiency    for    such
                              Distribution Date.

Overcollateralization
Deficiency:                   As of any Distribution  Date, the excess,  if any,
                              of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal  Distribution Amount)
                              on such  Distribution  Date,  but  prior to taking
                              into account any applied  realized loss amounts on
                              such  Distribution   Date.

Overcollateralization
Release Amount:               With respect to any Distribution  Date on or after
                              the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal Distribution
Amount: As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.

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                                       11

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

Principal Remittance Amount:  With respect to any Distribution  Date, the amount described in the Pooling and Servicing Agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior  Certificates  is reduced to
                              zero,  and  (ii)  the  later  to  occur of (a) the
                              Distribution  Date in  November  2005  and (b) the
                              first   Distribution  Date  on  which  the  Senior
                              Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

Senior Enhancement
Percentage:                   For  any  Distribution   Date  is  the  percentage
                              obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the pool balance as of the last day of the related Collection Period.

Senior Specified
Enhancement Percentage:       On  any  date  of   determination   thereof  means
                              approximately [42.50]%.

Trigger Event:                A Trigger  Event  will be deemed to have  occurred
                              upon the occurrence of certain pool performance related events as specified in the Pooling and Servicing Agreement.

Principal Distribution
Priorities on or after the
Stepdown Date:                With respect to each  Distribution  Date (a) on or
                              after  the  Stepdown  Date  and  (b) as  long as a
                              Trigger Event is not in effect, the holders of all
                              classes  of  certificates   will  be  entitled  to
                              receive payments of principal, in the order of priority and in the amounts set forth below:

                              first, concurrently as follows: (i) the Group I Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero and then to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero; and (ii) the Group II Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero and then sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero;

                              second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Senior Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

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                                       12

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

                              fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              fifth, any remaining Principal Distribution Amount will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Application of Monthly Excess Cashflow Amounts."

Application of Monthly Excess
Cashflow Amounts:             On any  Distribution  Date, the sum of the Monthly
                              Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  Principal
                              Distribution    Amount    (without    duplication)
                              remaining  after  principal  distributions  on the
                              Offered   Certificates   is  the  "Monthly  Excess
                              Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly
                              Excess Cashflow  Allocation") on such Distribution
                              Date:

                              first, to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              second, to fund the remaining interest carry forward amounts for the classes of Senior Certificates, if any, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

                              fifth, to fund the interest carry forward amount for the Class M-1 Certificates, if any;

                              sixth, to fund the Class M-1 applied realized loss amount for such Distribution Date;

                              seventh, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

                              eighth, to fund the interest carry forward amount for the Class M-2 Certificates, if any;

                              ninth, to fund the Class M-2 applied realized loss amount for such Distribution Date;

                              tenth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B Certificates;

                              eleventh, to fund the interest carry forward amount for the Class B Certificates, if any;

                              twelfth, to fund the Class B applied realized loss amount for such Distribution Date;

                              thirteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover or Class AF-1 Carryover in the order specified in the Pooling and Servicing Agreement; and

                              fourteenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

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                                       13

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

         Summary Statistics
         -------------------------------------------------------------------
         Number of Mortgage Loans                                     6,384
         Principal Balance                                  $543,270,589.80
            Minimum                                              $10,007.06
            Maximum                                             $415,373.64
            Average                                              $85,098.78
         LTV Ratio
            Minimum                                                   0.25%
            Maximum                                                 100.00%
            Weighted Average                                         72.12%
         Mortgage Rate
            Minimum                                                  5.875%
            Maximum                                                 16.499%
            Weighted Average                                         9.217%
         Remaining Term
            Minimum                                               25 Months
            Maximum                                              360 Months
            Weighted Average                                     275 Months
         FICO Score
            Minimum                                                     428
            Maximum                                                     819
            Weighted Average                                            625
         Product Type
            Fully Amortizing Fixed Rate Mortgage Loans               44.00%
            Fully Amortizing Adjustable Rate Mortgage Loans          30.68%
            Fixed Rate Balloon Mortgage Loans                        25.31%
         Lien Position
            First                                                    85.02%
            Second                                                   14.98%
         Property Type
            Residential                                              94.37%
            Mixed-Use(1)                                              5.64%
         Occupancy Status
            Owner Occupied                                           89.94%
            Non-Owner Occupied                                       10.06%
         Geographic Concentration (> 5.00%)
            New York                                                 10.61%
            California                                                9.47%
            New Jersey                                                8.55%
            Pennsylvania                                              8.32%
            Illinois                                                  5.12%
         Number of States                                                42
         % of Loans with Prepayment Penalties                        77.74%
         -------------------------------------------------------------------
          (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 1.96% and 3.68% of the Aggregate Principal Balance, respectively.


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                                       14

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Current Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 5.501 to  6.000                                                        2                 $200,452.87                         0.04%
 6.001 to  6.500                                                        4                  408,415.74                         0.08
 6.501 to  7.000                                                       38                4,778,231.31                         0.88
 7.001 to  7.500                                                      265               33,256,644.21                         6.12
 7.501 to  8.000                                                      795               97,815,224.32                        18.00
 8.001 to  8.500                                                      701               81,695,818.33                        15.04
 8.501 to  9.000                                                      918              104,868,887.66                        19.30
 9.001 to  9.500                                                      549               54,141,751.51                         9.97
 9.501 to 10.000                                                      623               53,254,496.08                         9.80
10.001 to 10.500                                                      364               25,930,496.48                         4.77
10.501 to 11.000                                                      450               26,817,514.09                         4.94
11.001 to 11.500                                                      278               12,995,312.32                         2.39
11.501 to 12.000                                                      338               14,002,370.92                         2.58
12.001 to 12.500                                                      292                9,215,370.92                         1.70
12.501 to 13.000                                                      243                8,838,363.35                         1.63
13.001 to 13.500                                                      162                4,935,055.92                         0.91
13.501 to 14.000                                                      254                7,348,356.31                         1.35
14.001 to 14.500                                                       71                1,861,778.96                         0.34
14.501 to 15.000                                                       30                  690,707.11                         0.13
15.001 to 15.500                                                        6                  202,410.72                         0.04
16.001 to 16.500                                                        1                   12,930.67                         0.00
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


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                                       15

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Original LTV Ratio (%)                                 Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 0.01 to    5.00                                                       14                 $289,176.68                         0.05%
 5.01 to   10.00                                                      159                3,694,891.07                         0.68
10.01 to   15.00                                                      439               13,033,730.31                         2.40
15.01 to   20.00                                                      901               28,243,772.43                         5.20
20.01 to   25.00                                                      355               14,097,733.79                         2.59
25.01 to   30.00                                                      223               11,080,018.28                         2.04
30.01 to   35.00                                                      130                6,673,310.33                         1.23
35.01 to   40.00                                                       96                5,567,540.77                         1.02
40.01 to   45.00                                                       69                5,380,807.55                         0.99
45.01 to   50.00                                                       85                6,967,927.70                         1.28
50.01 to   55.00                                                       60                5,391,319.58                         0.99
55.01 to   60.00                                                       89                7,279,123.10                         1.34
60.01 to   65.00                                                      150               14,452,120.58                         2.66
65.01 to   70.00                                                      278               28,761,406.47                         5.29
70.01 to   75.00                                                      426               45,221,642.96                         8.32
75.01 to   80.00                                                    1,081              119,087,782.83                        21.92
80.01 to   85.00                                                      547               67,357,502.15                        12.40
85.01 to   90.00                                                      754               93,009,100.40                        17.12
90.01 to   95.00                                                      288               37,241,949.03                         6.86
95.01 to  100.00                                                      240               30,439,733.79                         5.60
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================

                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Principal Balance ($)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
      0.01 to  25,000.00                                              956              $17,695,556.26                         3.26%
 25,000.01 to  50,000.00                                            1,479               55,062,328.96                        10.14
 50,000.01 to  75,000.00                                            1,064               66,430,313.91                        12.23
 75,000.01 to 100,000.00                                              845               74,004,087.84                        13.62
100,000.01 to 125,000.00                                              623               70,233,248.00                        12.93
125,000.01 to 150,000.00                                              460               63,147,722.03                        11.62
150,000.01 to 175,000.00                                              300               48,578,935.83                         8.94
175,000.01 to 200,000.00                                              225               42,150,174.57                         7.76
200,000.01 to 225,000.00                                              155               32,877,104.12                         6.05
225,000.01 to 250,000.00                                              115               27,254,306.98                         5.02
250,000.01 to 275,000.00                                               80               20,959,600.96                         3.86
275,000.01 to 300,000.00                                               53               15,167,231.34                         2.79
300,000.01 to 325,000.00                                               15                4,700,994.36                         0.87
325,000.01 to 350,000.00                                                7                2,330,390.84                         0.43
350,000.01 to 375,000.00                                                3                1,068,036.84                         0.20
375,000.01 to 400,000.00                                                1                  379,143.56                         0.07
400,000.01 to 425,000.00                                                3                1,231,413.40                         0.23
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Prepayment Penalty Term (Months)                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
No Prepayment Penalty                                               1,904             $120,881,633.44                        22.25%
12                                                                    451               59,388,860.14                        10.93
24                                                                    972              105,012,402.04                        19.33
30                                                                      4                  495,366.22                         0.09
36                                                                  2,270              189,805,901.89                        34.94
42                                                                     10                1,547,452.27                         0.28
48                                                                      3                  185,520.81                         0.03
60                                                                    770               65,953,452.99                        12.14
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 25 to  36                                                              2                 $129,785.82                         0.02%
 37 to  48                                                              8                  561,700.70                         0.10
 49 to  60                                                             51                5,300,854.56                         0.98
 61 to  72                                                             13                  817,779.33                         0.15
 73 to  84                                                              9                  272,311.23                         0.05
 85 to  96                                                             16                  520,572.09                         0.10
 97 to 108                                                            102                5,851,693.26                         1.08
109 to 120                                                            170               18,488,489.17                         3.40
121 to 132                                                             17                  854,503.45                         0.16
133 to 144                                                             26                1,042,903.91                         0.19
145 to 156                                                            135                4,273,806.32                         0.79
157 to 168                                                          1,104               42,983,293.15                         7.91
169 to 180                                                          1,534              114,554,200.74                        21.09
181 to 192                                                              1                   33,681.56                         0.01
193 to 204                                                              5                  215,243.86                         0.04
205 to 216                                                             18                  841,364.64                         0.15
217 to 228                                                            279               11,786,676.74                         2.17
229 to 240                                                            372               25,722,469.08                         4.73
253 to 264                                                              1                   34,739.65                         0.01
265 to 276                                                              1                   75,862.83                         0.01
277 to 288                                                              4                  562,692.26                         0.10
289 to 300                                                              7                1,085,377.43                         0.20
301 to 312                                                              7                  577,478.58                         0.11
313 to 324                                                              5                  646,865.07                         0.12
325 to 336                                                             44                3,974,115.57                         0.73
337 to 348                                                            160               18,275,622.93                         3.36
349 to 360                                                          2,293              283,786,505.87                        52.24
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Owner Occupied                                                      5,783             $488,601,401.35                        89.94%
Investment Property                                                   555               49,682,909.88                         9.15
Second Home                                                            46                4,986,278.57                         0.92
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
A                                                                   4,544             $371,378,855.61                        68.36%
B                                                                   1,457              133,217,203.02                        24.52
C                                                                     383               38,674,531.17                         7.12
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================



--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Not Available                                                          24               $1,528,379.02                         0.28%
421 to 430                                                              2                   43,831.77                         0.01
441 to 450                                                              1                  156,924.07                         0.03
451 to 460                                                              1                  199,789.66                         0.04
461 to 470                                                              6                  285,659.76                         0.05
471 to 480                                                              4                  235,059.72                         0.04
481 to 490                                                             10                  869,148.37                         0.16
491 to 500                                                             12                  992,028.95                         0.18
501 to 510                                                             31                2,172,079.52                         0.40
511 to 520                                                             46                3,608,195.98                         0.66
521 to 530                                                            105                9,824,115.97                         1.81
531 to 540                                                            143               13,241,300.63                         2.44
541 to 550                                                            188               16,620,988.29                         3.06
551 to 560                                                            180               15,901,853.91                         2.93
561 to 570                                                            219               20,687,146.05                         3.81
571 to 580                                                            311               30,878,304.22                         5.68
581 to 590                                                            301               27,283,369.19                         5.02
591 to 600                                                            331               28,926,612.14                         5.32
601 to 610                                                            429               37,788,571.09                         6.96
611 to 620                                                            484               43,236,910.95                         7.96
621 to 630                                                            565               41,886,581.88                         7.71
631 to 640                                                            567               44,781,511.85                         8.24
641 to 650                                                            469               37,660,326.78                         6.93
651 to 660                                                            447               36,886,519.67                         6.79
661 to 670                                                            355               29,258,336.22                         5.39
671 to 680                                                            252               21,352,320.83                         3.93
681 to 690                                                            194               15,518,402.07                         2.86
691 to 700                                                            149               13,069,481.53                         2.41
701 to 710                                                            133               12,127,666.78                         2.23
711 to 720                                                             99                8,285,431.08                         1.53
721 to 730                                                             83                7,524,524.18                         1.39
731 to 740                                                             46                3,875,825.87                         0.71
741 to 750                                                             52                4,390,139.98                         0.81
751 to 760                                                             42                3,830,793.98                         0.71
761 to 770                                                             35                2,671,139.71                         0.49
771 to 780                                                             24                2,256,909.96                         0.42
781 to 790                                                             27                2,371,287.07                         0.44
791 to 800                                                              9                  697,569.50                         0.13
801 to 810                                                              7                  314,581.90                         0.06
811 to 820                                                              1                   30,969.70                         0.01
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================




--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Full                                                                5,412             $433,455,811.83                        79.79%
Stated Income                                                         737               84,249,210.65                        15.51
Alternative                                                           120               15,736,341.61                         2.90
Lite                                                                  115                9,829,225.71                         1.81
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Single Family                                                       5,308             $424,954,474.78                        78.22%
Duplex                                                                395               49,786,180.65                         9.16
Condo                                                                 248               21,708,049.30                         4.00
Mixed Use                                                             175               19,996,638.50                         3.68
6 Family/Units                                                         43                5,302,199.84                         0.98
Triplex                                                                35                4,786,020.50                         0.88
Quadruplex                                                             32                4,609,947.97                         0.85
Row Home                                                               59                3,434,956.08                         0.63
Townhouse                                                              51                3,404,021.48                         0.63
5 Family/Units                                                         23                3,258,868.92                         0.60
7 Family/Units                                                          8                1,175,195.32                         0.22
8 Family/Units                                                          7                  854,036.46                         0.16
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Refinance (Cash-out)                                                4,065             $353,497,060.31                        65.07%
Purchase                                                            1,471              114,012,738.86                        20.99
Refinance (Rate/Term)                                                 814               74,274,568.91                        13.67
Unknown                                                                34                1,486,221.72                         0.27
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Location                                               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
New York                                                              446              $57,650,087.72                        10.61%
California                                                            494               51,448,495.30                         9.47
New Jersey                                                            447               46,457,939.32                         8.55
Pennsylvania                                                          665               45,223,254.99                         8.32
Illinois                                                              247               27,794,155.62                         5.12
Florida                                                               357               24,924,629.81                         4.59
North Carolina                                                        302               24,224,477.30                         4.46
Massachusetts                                                         200               23,130,877.96                         4.26
Michigan                                                              238               20,234,825.42                         3.72
Ohio                                                                  290               18,952,224.23                         3.49
Maryland                                                              235               18,841,451.35                         3.47
Missouri                                                              245               17,542,710.53                         3.23
Connecticut                                                           131               12,057,193.83                         2.22
Georgia                                                               125                9,931,634.30                         1.83
Kansas                                                                165                9,778,477.69                         1.80
Nevada                                                                100                9,430,839.02                         1.74
South Dakota                                                          134                8,518,119.93                         1.57
South Carolina                                                        116                8,288,433.53                         1.53
Wisconsin                                                              92                7,748,214.08                         1.43
Tennessee                                                             113                7,680,202.57                         1.41
Colorado                                                              112                7,587,655.56                         1.40
Washington                                                             90                7,421,533.80                         1.37
Delaware                                                               93                7,398,612.20                         1.36
Minnesota                                                              73                7,117,038.89                         1.31
Virginia                                                               92                7,096,072.86                         1.31
Arizona                                                                79                6,575,489.83                         1.21
Rhode Island                                                           77                6,511,702.45                         1.20
Indiana                                                               106                6,196,812.64                         1.14
Iowa                                                                   88                5,232,860.49                         0.96
Kentucky                                                               65                4,618,412.78                         0.85
Oregon                                                                 60                4,429,461.28                         0.82
Nebraska                                                               57                3,485,220.62                         0.64
Utah                                                                   43                3,400,877.74                         0.63
Montana                                                                31                3,306,972.62                         0.61
New Mexico                                                             37                3,055,884.98                         0.56
Oklahoma                                                               39                2,468,988.17                         0.45
Idaho                                                                  31                2,090,308.57                         0.38
New Hampshire                                                          27                2,079,290.40                         0.38
Texas                                                                  21                1,766,990.73                         0.33
Maine                                                                  10                  933,019.05                         0.17
North Dakota                                                            5                  365,685.49                         0.07
Wyoming                                                                 6                  273,454.15                         0.05
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               6,384             $543,270,589.80                       100.00%
                                                   =======================    ========================   ===========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

         Summary Statistics
         ---------------------------------------------------------------
         Number of Mortgage Loans                                 4,981
         Principal Balance                              $376,582,464.95
            Minimum                                          $10,007.06
            Maximum                                         $415,373.64
            Average                                          $75,603.79
         LTV Ratio
            Minimum                                               0.25%
            Maximum                                             100.00%
            Weighted Average                                     67.56%
         Mortgage Rate
            Minimum                                              5.875%
            Maximum                                             16.499%
            Weighted Average                                     9.430%
         Remaining Term
            Minimum                                           25 Months
            Maximum                                          359 Months
            Weighted Average                                 240 Months
         FICO Score
            Minimum                                                 428
            Maximum                                                 819
            Weighted Average                                        632
         Product Type
            Fully Amortizing Fixed Rate Mortgage Loans           63.47%
            Fixed Rate Balloon Mortgage Loans                    36.53%
         Lien Position
            First                                                78.42%
            Second                                               21.58%
         Property Type
            Residential                                          91.87%
            Mixed-Use(1)                                          8.13%
         Occupancy Status
            Owner Occupied                                       87.57%
            Non-Owner Occupied                                   12.43%
         Geographic Concentration (> 5.00%)
            New York                                             14.64%
            New Jersey                                            9.97%
            Pennsylvania                                          9.91%
            California                                            8.25%
            Florida                                               5.56%
         Number of States                                            42
         % of Loans with Prepayment Penalties                    73.94%
         ---------------------------------------------------------------
          (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 2.82% and 5.31% of the Group I Principal Balance, respectively.


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Current Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 5.501 to  6.000                                                        2                 $200,452.87                         0.05%
 6.001 to  6.500                                                        3                  291,921.15                         0.08
 6.501 to  7.000                                                       19                2,328,508.24                         0.62
 7.001 to  7.500                                                      150               19,164,034.25                         5.09
 7.501 to  8.000                                                      555               67,440,464.58                        17.91
 8.001 to  8.500                                                      458               49,426,823.26                        13.13
 8.501 to  9.000                                                      609               67,537,388.13                        17.93
 9.001 to  9.500                                                      386               33,846,515.52                         8.99
 9.501 to 10.000                                                      463               36,833,057.77                         9.78
10.001 to 10.500                                                      298               20,127,301.24                         5.34
10.501 to 11.000                                                      397               21,890,143.44                         5.81
11.001 to 11.500                                                      261               11,815,767.07                         3.14
11.501 to 12.000                                                      327               13,028,068.88                         3.46
12.001 to 12.500                                                      287                8,884,457.94                         2.36
12.501 to 13.000                                                      242                8,716,320.92                         2.31
13.001 to 13.500                                                      162                4,935,055.92                         1.31
13.501 to 14.000                                                      254                7,348,356.31                         1.95
14.001 to 14.500                                                       71                1,861,778.96                         0.49
14.501 to 15.000                                                       30                  690,707.11                         0.18
15.001 to 15.500                                                        6                  202,410.72                         0.05
16.001 to 16.500                                                        1                   12,930.67                         0.00
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Original LTV Ratio (%)                                 Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 0.01 to    5.00                                                       13                 $221,833.64                         0.06%
 5.01 to   10.00                                                      157                3,566,838.77                         0.95
10.01 to   15.00                                                      439               13,033,730.31                         3.46
15.01 to   20.00                                                      901               28,243,772.43                         7.50
20.01 to   25.00                                                      354               14,047,772.12                         3.73
25.01 to   30.00                                                      220               10,933,742.21                         2.90
30.01 to   35.00                                                      125                6,287,568.44                         1.67
35.01 to   40.00                                                       91                5,297,446.32                         1.41
40.01 to   45.00                                                       65                5,118,578.63                         1.36
45.01 to   50.00                                                       67                5,161,615.96                         1.37
50.01 to   55.00                                                       49                4,393,568.17                         1.17
55.01 to   60.00                                                       69                5,707,040.08                         1.52
60.01 to   65.00                                                      125               11,538,403.57                         3.06
65.01 to   70.00                                                      221               23,314,236.42                         6.19
70.01 to   75.00                                                      299               30,433,544.53                         8.08
75.01 to   80.00                                                      642               69,296,667.78                        18.40
80.01 to   85.00                                                      332               40,058,347.62                        10.64
85.01 to   90.00                                                      434               51,101,191.91                        13.57
90.01 to   95.00                                                      206               26,717,400.48                         7.09
95.01 to  100.00                                                      172               22,109,165.56                         5.87
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================

                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Principal Balance ($)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
      0.01 to  25,000.00                                              940              $17,378,264.30                         4.61%
 25,000.01 to  50,000.00                                            1,345               49,481,666.18                        13.14
 50,000.01 to  75,000.00                                              833               51,806,575.50                        13.76
 75,000.01 to 100,000.00                                              586               51,208,097.42                        13.60
100,000.01 to 125,000.00                                              389               43,774,775.85                        11.62
125,000.01 to 150,000.00                                              287               39,479,455.62                        10.48
150,000.01 to 175,000.00                                              191               30,853,226.80                         8.19
175,000.01 to 200,000.00                                              149               27,898,849.05                         7.41
200,000.01 to 225,000.00                                               92               19,473,035.70                         5.17
225,000.01 to 250,000.00                                               65               15,441,173.81                         4.10
250,000.01 to 275,000.00                                               47               12,360,738.51                         3.28
275,000.01 to 300,000.00                                               35                9,985,613.71                         2.65
300,000.01 to 325,000.00                                               11                3,455,196.84                         0.92
325,000.01 to 350,000.00                                                5                1,660,210.07                         0.44
350,000.01 to 375,000.00                                                2                  715,028.63                         0.19
375,000.01 to 400,000.00                                                1                  379,143.56                         0.10
400,000.01 to 425,000.00                                                3                1,231,413.40                         0.33
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Prepayment Penalty Term (Months)                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
No Prepayment Penalty                                               1,690              $98,108,239.20                        26.05%
12                                                                    388               50,426,312.93                        13.39
24                                                                    221               14,721,099.48                         3.91
30                                                                      2                   83,556.12                         0.02
36                                                                  1,908              146,622,360.26                        38.93
42                                                                     10                1,547,452.27                         0.41
48                                                                      3                  185,520.81                         0.05
60                                                                    759               64,887,923.88                        17.23
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 25 to  36                                                              2                 $129,785.82                         0.03%
 37 to  48                                                              8                  561,700.70                         0.15
 49 to  60                                                             51                5,300,854.56                         1.41
 61 to  72                                                             13                  817,779.33                         0.22
 73 to  84                                                              9                  272,311.23                         0.07
 85 to  96                                                             16                  520,572.09                         0.14
 97 to 108                                                            102                5,851,693.26                         1.55
109 to 120                                                            170               18,488,489.17                         4.91
121 to 132                                                             17                  854,503.45                         0.23
133 to 144                                                             26                1,042,903.91                         0.28
145 to 156                                                            135                4,273,806.32                         1.13
157 to 168                                                          1,103               42,797,522.25                        11.36
169 to 180                                                          1,532              114,431,713.05                        30.39
181 to 192                                                              1                   33,681.56                         0.01
193 to 204                                                              5                  215,243.86                         0.06
205 to 216                                                             18                  841,364.64                         0.22
217 to 228                                                            279               11,786,676.74                         3.13
229 to 240                                                            372               25,722,469.08                         6.83
253 to 264                                                              1                   34,739.65                         0.01
265 to 276                                                              1                   75,862.83                         0.02
277 to 288                                                              4                  562,692.26                         0.15
289 to 300                                                              7                1,085,377.43                         0.29
301 to 312                                                              7                  577,478.58                         0.15
313 to 324                                                              5                  646,865.07                         0.17
325 to 336                                                             32                3,031,342.07                         0.80
337 to 348                                                             81                9,215,749.56                         2.45
349 to 360                                                            984              127,409,286.48                        33.83
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Owner Occupied                                                      4,470             $329,776,626.74                        87.57%
Investment Property                                                   479               43,510,461.96                        11.55
Second Home                                                            32                3,295,376.25                         0.88
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
A                                                                   3,788             $279,522,563.81                        74.23%
B                                                                   1,005               79,822,359.47                        21.20
C                                                                     188               17,237,541.67                         4.58
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Not Available                                                          18                 $978,866.36                         0.26%
421 to 430                                                              2                   43,831.77                         0.01
441 to 450                                                              1                  156,924.07                         0.04
461 to 470                                                              4                  187,491.51                         0.05
471 to 480                                                              2                   84,435.98                         0.02
481 to 490                                                              9                  813,941.22                         0.22
491 to 500                                                              9                  653,596.47                         0.17
501 to 510                                                             19                1,267,422.46                         0.34
511 to 520                                                             33                2,204,939.05                         0.59
521 to 530                                                             71                5,891,821.66                         1.56
531 to 540                                                             91                7,375,889.36                         1.96
541 to 550                                                            113                8,637,927.99                         2.29
551 to 560                                                            114                8,356,784.90                         2.22
561 to 570                                                            139               10,913,578.15                         2.90
571 to 580                                                            207               18,224,200.60                         4.84
581 to 590                                                            213               17,159,285.66                         4.56
591 to 600                                                            252               19,549,652.60                         5.19
601 to 610                                                            319               24,642,262.25                         6.54
611 to 620                                                            371               28,878,929.24                         7.67
621 to 630                                                            450               29,649,828.40                         7.87
631 to 640                                                            466               33,042,513.24                         8.77
641 to 650                                                            389               27,813,695.17                         7.39
651 to 660                                                            379               28,005,119.87                         7.44
661 to 670                                                            297               21,385,971.69                         5.68
671 to 680                                                            219               17,218,607.57                         4.57
681 to 690                                                            168               12,588,505.62                         3.34
691 to 700                                                            128               10,523,764.05                         2.79
701 to 710                                                            121               10,150,711.32                         2.70
711 to 720                                                             88                7,042,396.99                         1.87
721 to 730                                                             79                6,859,282.80                         1.82
731 to 740                                                             38                3,058,834.46                         0.81
741 to 750                                                             44                3,378,490.01                         0.90
751 to 760                                                             38                3,406,425.55                         0.90
761 to 770                                                             32                2,207,009.79                         0.59
771 to 780                                                             19                1,496,810.34                         0.40
781 to 790                                                             22                1,689,595.68                         0.45
791 to 800                                                              9                  697,569.50                         0.19
801 to 810                                                              7                  314,581.90                         0.08
811 to 820                                                              1                   30,969.70                         0.01
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Full                                                                4,336             $310,597,610.31                        82.48%
Stated Income                                                         509               53,772,255.05                        14.28
Lite                                                                   85                6,675,091.53                         1.77
Alternative                                                            51                5,537,508.06                         1.47
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Single Family                                                       4,122             $287,514,410.07                        76.35%
Duplex                                                                277               32,278,047.80                         8.57
Mixed Use                                                             175               19,996,638.50                         5.31
Condo                                                                 182               14,288,724.60                         3.79
6 Family/Units                                                         43                5,302,199.84                         1.41
Quadruplex                                                             24                3,312,179.59                         0.88
5 Family/Units                                                         23                3,258,868.92                         0.87
Row Home                                                               57                3,219,618.91                         0.85
Triplex                                                                22                3,155,255.45                         0.84
Townhouse                                                              41                2,227,289.49                         0.59
7 Family/Units                                                          8                1,175,195.32                         0.31
8 Family/Units                                                          7                  854,036.46                         0.23
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Refinance (Cash-out)                                                3,247             $252,876,095.83                        67.15%
Purchase                                                            1,040               65,312,515.68                        17.35
Refinance (Rate/Term)                                                 661               57,105,290.64                        15.17
Unknown                                                                33                1,288,562.80                         0.34
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Location                                               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
New York                                                              431              $55,148,563.00                        14.64%
New Jersey                                                            383               37,527,154.62                         9.97
Pennsylvania                                                          572               37,335,445.30                         9.91
California                                                            376               31,059,035.46                         8.25
Florida                                                               323               20,946,575.89                         5.56
North Carolina                                                        230               16,629,313.42                         4.42
Massachusetts                                                         155               15,766,171.52                         4.19
Maryland                                                              206               14,970,191.85                         3.98
Ohio                                                                  231               13,180,460.27                         3.50
Missouri                                                              186               11,708,274.06                         3.11
Illinois                                                              128               10,721,657.87                         2.85
Connecticut                                                           119               10,323,257.79                         2.74
Michigan                                                              108                7,000,437.33                         1.86
Delaware                                                               86                6,707,090.01                         1.78
Kansas                                                                133                6,675,639.81                         1.77
Georgia                                                                95                6,403,386.31                         1.70
Colorado                                                              101                6,010,723.40                         1.60
Rhode Island                                                           64                5,180,027.94                         1.38
South Carolina                                                         85                4,881,548.03                         1.30
Arizona                                                                64                4,855,380.37                         1.29
Tennessee                                                              80                4,744,347.04                         1.26
Virginia                                                               76                4,483,150.04                         1.19
Washington                                                             67                4,240,119.27                         1.13
Indiana                                                                78                4,145,214.87                         1.10
Nevada                                                                 61                3,556,062.36                         0.94
Minnesota                                                              45                3,505,225.91                         0.93
Iowa                                                                   67                3,323,525.03                         0.88
Oregon                                                                 50                3,194,994.03                         0.85
South Dakota                                                           73                3,035,943.11                         0.81
Nebraska                                                               49                2,820,351.00                         0.75
Kentucky                                                               40                2,371,178.43                         0.63
Utah                                                                   35                2,385,684.27                         0.63
New Mexico                                                             31                2,311,142.25                         0.61
Wisconsin                                                              36                2,143,968.96                         0.57
Oklahoma                                                               32                1,850,842.24                         0.49
New Hampshire                                                          24                1,686,980.23                         0.45
Maine                                                                  10                  933,019.05                         0.25
Montana                                                                12                  959,304.81                         0.25
Idaho                                                                  23                  900,578.64                         0.24
Texas                                                                  10                  643,893.26                         0.17
North Dakota                                                            2                  202,978.25                         0.05
Wyoming                                                                 4                  113,627.65                         0.03
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               4,981             $376,582,464.95                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

         Summary Statistics
         ---------------------------------------------------------------------
         Number of Mortgage Loans                                       1,403
         Principal Balance                                    $166,688,124.85
            Minimum                                                $13,779.88
            Maximum                                               $353,008.21
            Average                                               $118,808.36
         LTV Ratio
            Minimum                                                     0.79%
            Maximum                                                   100.00%
            Weighted Average                                           82.41%
         Mortgage Rate
            Minimum                                                    6.500%
            Maximum                                                   12.750%
            Weighted Average                                           8.736%
         Remaining Term
            Minimum                                                163 Months
            Maximum                                                360 Months
            Weighted Average                                       355 Months
         FICO Score
            Minimum                                                       458
            Maximum                                                       790
            Weighted Average                                              611
         Product Type
            Fully Amortizing Adjustable Rate Mortgage Loans           100.00%
         Lien Position
            First                                                      99.93%
            Second                                                      0.07%
         Property Type
            Residential                                               100.00%
         Occupancy Status
            Owner Occupied                                             95.28%
            Non-Owner Occupied                                          4.72%
         Geographic Concentration (> 5.00%)
            California                                                 12.23%
            Illinois                                                   10.24%
            Michigan                                                    7.94%
            New Jersey                                                  5.36%
         Number of States                                                  41
         % of Loans with Prepayment Penalties                          86.35%
         ---------------------------------------------------------------------


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


         Summary of Adjustable Rate Statistics
         -----------------------------------------------------------------------
         Product Type
            2/28 Mortgage                                                92.56%
            3/27 Mortgage                                                 7.44%
         Index Type
            Six-Month LIBOR                                             100.00%
         Minimum Mortgage Rate
            Minimum                                                      0.750%
            Maximum                                                     12.750%
            Weighted Average                                             8.708%
         Maximum Mortgage Rate
            Minimum                                                     10.750%
            Maximum                                                     19.200%
            Weighted Average                                            15.031%
         Initial Rate Cap
            Minimum                                                      2.000%
            Maximum                                                      4.000%
            Weighted Average                                             2.481%
         Periodic Rate Cap
            Minimum                                                      1.000%
            Maximum                                                      2.000%
            Weighted Average                                             1.238%
         Gross Margin
            Minimum                                                      2.100%
            Maximum                                                     12.700%
            Weighted Average                                             6.659%
         Months to Next Adjustment Date
            Minimum                                                    2 Months
            Maximum                                                   36 Months
            Weighted Average                                          21 Months
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
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    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Current Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 6.001 to  6.500                                                        1                 $116,494.59                         0.07%
 6.501 to  7.000                                                       19                2,449,723.07                         1.47
 7.001 to  7.500                                                      115               14,092,609.96                         8.45
 7.501 to  8.000                                                      240               30,374,759.74                        18.22
 8.001 to  8.500                                                      243               32,268,995.07                        19.36
 8.501 to  9.000                                                      309               37,331,499.53                        22.40
 9.001 to  9.500                                                      163               20,295,235.99                        12.18
 9.501 to 10.000                                                      160               16,421,438.31                         9.85
10.001 to 10.500                                                       66                5,803,195.24                         3.48
10.501 to 11.000                                                       53                4,927,370.65                         2.96
11.001 to 11.500                                                       17                1,179,545.25                         0.71
11.501 to 12.000                                                       11                  974,302.04                         0.58
12.001 to 12.500                                                        5                  330,912.98                         0.20
12.501 to 13.000                                                        1                  122,042.43                         0.07
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Original LTV Ratio (%)                                 Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 0.01 to    5.00                                                        1                  $67,343.04                         0.04%
 5.01 to   10.00                                                        2                  128,052.30                         0.08
20.01 to   25.00                                                        1                   49,961.67                         0.03
25.01 to   30.00                                                        3                  146,276.07                         0.09
30.01 to   35.00                                                        5                  385,741.89                         0.23
35.01 to   40.00                                                        5                  270,094.45                         0.16
40.01 to   45.00                                                        4                  262,228.92                         0.16
45.01 to   50.00                                                       18                1,806,311.74                         1.08
50.01 to   55.00                                                       11                  997,751.41                         0.60
55.01 to   60.00                                                       20                1,572,083.02                         0.94
60.01 to   65.00                                                       25                2,913,717.01                         1.75
65.01 to   70.00                                                       57                5,447,170.05                         3.27
70.01 to   75.00                                                      127               14,788,098.43                         8.87
75.01 to   80.00                                                      439               49,791,115.05                        29.87
80.01 to   85.00                                                      215               27,299,154.53                        16.38
85.01 to   90.00                                                      320               41,907,908.49                        25.14
90.01 to   95.00                                                       82               10,524,548.55                         6.31
95.01 to  100.00                                                       68                8,330,568.23                         5.00
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Principal Balance ($)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
      0.01 to  25,000.00                                               16                 $317,291.96                         0.19%
 25,000.01 to  50,000.00                                              134                5,580,662.78                         3.35
 50,000.01 to  75,000.00                                              231               14,623,738.41                         8.77
 75,000.01 to 100,000.00                                              259               22,795,990.42                        13.68
100,000.01 to 125,000.00                                              234               26,458,472.15                        15.87
125,000.01 to 150,000.00                                              173               23,668,266.41                        14.20
150,000.01 to 175,000.00                                              109               17,725,709.03                        10.63
175,000.01 to 200,000.00                                               76               14,251,325.52                         8.55
200,000.01 to 225,000.00                                               63               13,404,068.42                         8.04
225,000.01 to 250,000.00                                               50               11,813,133.17                         7.09
250,000.01 to 275,000.00                                               33                8,598,862.45                         5.16
275,000.01 to 300,000.00                                               18                5,181,617.63                         3.11
300,000.01 to 325,000.00                                                4                1,245,797.52                         0.75
325,000.01 to 350,000.00                                                2                  670,180.77                         0.40
350,000.01 to 375,000.00                                                1                  353,008.21                         0.21
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Prepayment Penalty Term (Months)                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
No Prepayment Penalty                                                 214              $22,773,394.24                        13.66%
12                                                                     63                8,962,547.21                         5.38
24                                                                    751               90,291,302.56                        54.17
30                                                                      2                  411,810.10                         0.25
36                                                                    362               43,183,541.63                        25.91
60                                                                     11                1,065,529.11                         0.64
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
157 to 168                                                              1                 $185,770.90                         0.11%
169 to 180                                                              2                  122,487.69                         0.07
325 to 336                                                             12                  942,773.50                         0.57
337 to 348                                                             79                9,059,873.37                         5.44
349 to 360                                                          1,309              156,377,219.39                        93.81
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Owner Occupied                                                      1,313             $158,824,774.61                        95.28%
Investment Property                                                    76                6,172,447.92                         3.70
Second Home                                                            14                1,690,902.32                         1.01
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
A                                                                     756              $91,856,291.80                        55.11%
B                                                                     452               53,394,843.55                        32.03
C                                                                     195               21,436,989.50                        12.86
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Not Available                                                           6                 $549,512.66                         0.33%
451 to 460                                                              1                  199,789.66                         0.12
461 to 470                                                              2                   98,168.25                         0.06
471 to 480                                                              2                  150,623.74                         0.09
481 to 490                                                              1                   55,207.15                         0.03
491 to 500                                                              3                  338,432.48                         0.20
501 to 510                                                             12                  904,657.06                         0.54
511 to 520                                                             13                1,403,256.93                         0.84
521 to 530                                                             34                3,932,294.31                         2.36
531 to 540                                                             52                5,865,411.27                         3.52
541 to 550                                                             75                7,983,060.30                         4.79
551 to 560                                                             66                7,545,069.01                         4.53
561 to 570                                                             80                9,773,567.90                         5.86
571 to 580                                                            104               12,654,103.62                         7.59
581 to 590                                                             88               10,124,083.53                         6.07
591 to 600                                                             79                9,376,959.54                         5.63
601 to 610                                                            110               13,146,308.84                         7.89
611 to 620                                                            113               14,357,981.71                         8.61
621 to 630                                                            115               12,236,753.48                         7.34
631 to 640                                                            101               11,738,998.61                         7.04
641 to 650                                                             80                9,846,631.61                         5.91
651 to 660                                                             68                8,881,399.80                         5.33
661 to 670                                                             58                7,872,364.53                         4.72
671 to 680                                                             33                4,133,713.26                         2.48
681 to 690                                                             26                2,929,896.45                         1.76
691 to 700                                                             21                2,545,717.48                         1.53
701 to 710                                                             12                1,976,955.46                         1.19
711 to 720                                                             11                1,243,034.09                         0.75
721 to 730                                                              4                  665,241.38                         0.40
731 to 740                                                              8                  816,991.41                         0.49
741 to 750                                                              8                1,011,649.97                         0.61
751 to 760                                                              4                  424,368.43                         0.25
761 to 770                                                              3                  464,129.92                         0.28
771 to 780                                                              5                  760,099.62                         0.46
781 to 790                                                              5                  681,691.39                         0.41
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Full                                                                1,076             $122,858,201.52                        73.71%
Stated Income                                                         228               30,476,955.60                        18.28
Alternative                                                            69               10,198,833.55                         6.12
Lite                                                                   30                3,154,134.18                         1.89
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Single Family                                                       1,186             $137,440,064.71                        82.45%
Duplex                                                                118               17,508,132.85                        10.50
Condo                                                                  66                7,419,324.70                         4.45
Triplex                                                                13                1,630,765.05                         0.98
Quadruplex                                                              8                1,297,768.38                         0.78
Townhouse                                                              10                1,176,731.99                         0.71
Row Home                                                                2                  215,337.17                         0.13
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Refinance (Cash-out)                                                  818             $100,620,964.48                        60.37%
Purchase                                                              431               48,700,223.18                        29.22
Refinance (Rate/Term)                                                 153               17,169,278.27                        10.30
Unknown                                                                 1                  197,658.92                         0.12
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Location                                               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
California                                                            118              $20,389,459.84                        12.23%
Illinois                                                              119               17,072,497.75                        10.24
Michigan                                                              130               13,234,388.09                         7.94
New Jersey                                                             64                8,930,784.70                         5.36
Pennsylvania                                                           93                7,887,809.69                         4.73
North Carolina                                                         72                7,595,163.88                         4.56
Massachusetts                                                          45                7,364,706.44                         4.42
Nevada                                                                 39                5,874,776.66                         3.52
Missouri                                                               59                5,834,436.47                         3.50
Ohio                                                                   59                5,771,763.96                         3.46
Wisconsin                                                              56                5,604,245.12                         3.36
South Dakota                                                           61                5,482,176.82                         3.29
Florida                                                                34                3,978,053.92                         2.39
Maryland                                                               29                3,871,259.50                         2.32
Minnesota                                                              28                3,611,812.98                         2.17
Georgia                                                                30                3,528,247.99                         2.12
South Carolina                                                         31                3,406,885.50                         2.04
Washington                                                             23                3,181,414.53                         1.91
Kansas                                                                 32                3,102,837.88                         1.86
Tennessee                                                              33                2,935,855.53                         1.76
Virginia                                                               16                2,612,922.82                         1.57
New York                                                               15                2,501,524.72                         1.50
Montana                                                                19                2,347,667.81                         1.41
Kentucky                                                               25                2,247,234.35                         1.35
Indiana                                                                28                2,051,597.77                         1.23
Iowa                                                                   21                1,909,335.46                         1.15
Connecticut                                                            12                1,733,936.04                         1.04
Arizona                                                                15                1,720,109.46                         1.03
Colorado                                                               11                1,576,932.16                         0.95
Rhode Island                                                           13                1,331,674.51                         0.80
Oregon                                                                 10                1,234,467.25                         0.74
Idaho                                                                   8                1,189,729.93                         0.71
Texas                                                                  11                1,123,097.47                         0.67
Utah                                                                    8                1,015,193.47                         0.61
New Mexico                                                              6                  744,742.73                         0.45
Delaware                                                                7                  691,522.19                         0.41
Nebraska                                                                8                  664,869.62                         0.40
Oklahoma                                                                7                  618,145.93                         0.37
New Hampshire                                                           3                  392,310.17                         0.24
North Dakota                                                            3                  162,707.24                         0.10
Wyoming                                                                 2                  159,826.50                         0.10
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Minimum Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 0.501 to  1.000                                                        2                 $229,852.24                         0.14%
 2.001 to  2.500                                                        1                  224,815.23                         0.13
 5.501 to  6.000                                                        2                  307,701.94                         0.18
 6.001 to  6.500                                                        1                  116,494.59                         0.07
 6.501 to  7.000                                                       21                2,750,388.78                         1.65
 7.001 to  7.500                                                      115               14,064,861.16                         8.44
 7.501 to  8.000                                                      240               30,497,887.35                        18.30
 8.001 to  8.500                                                      238               31,418,283.08                        18.85
 8.501 to  9.000                                                      309               37,207,683.18                        22.32
 9.001 to  9.500                                                      163               20,295,235.99                        12.18
 9.501 to 10.000                                                      158               16,237,552.72                         9.74
10.001 to 10.500                                                       66                5,803,195.24                         3.48
10.501 to 11.000                                                       53                4,927,370.65                         2.96
11.001 to 11.500                                                       17                1,179,545.25                         0.71
11.501 to 12.000                                                       10                  920,813.13                         0.55
12.001 to 12.500                                                        6                  384,401.89                         0.23
12.501 to 13.000                                                        1                  122,042.43                         0.07
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                        100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Maximum Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
10.501 to 11.000                                                        1                 $185,770.90                         0.11%
11.001 to 11.500                                                        1                   99,673.47                         0.06
12.001 to 12.500                                                        1                  116,494.59                         0.07
12.501 to 13.000                                                       20                2,519,360.11                         1.51
13.001 to 13.500                                                       75                9,342,617.33                         5.60
13.501 to 14.000                                                      182               23,081,346.00                        13.85
14.001 to 14.500                                                      221               28,574,194.31                        17.14
14.501 to 15.000                                                      276               32,572,167.57                        19.54
15.001 to 15.500                                                      159               20,164,715.72                        12.10
15.501 to 16.000                                                      196               22,456,508.79                        13.47
16.001 to 16.500                                                      107               12,139,726.89                         7.28
16.501 to 17.000                                                       98               10,137,824.79                         6.08
17.001 to 17.500                                                       28                2,410,791.49                         1.45
17.501 to 18.000                                                       17                1,614,902.73                         0.97
18.001 to 18.500                                                       13                  707,371.83                         0.42
18.501 to 19.000                                                        6                  421,814.31                         0.25
19.001 to 19.500                                                        2                  142,844.02                         0.09
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Initial Rate Cap (%)                                   Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
2.000                                                                 692              $86,689,321.84                        52.01%
3.000                                                                 710               79,738,714.16                        47.84
4.000                                                                   1                  260,088.85                         0.16
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Periodic Rate Cap (%)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
1.000                                                                 699              $87,590,295.06                        52.55%
1.500                                                                 703               78,837,740.94                        47.30
2.000                                                                   1                  260,088.85                         0.16
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Gross Margin (%)                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
  2.001 to   2.500                                                      1                  $75,069.25                         0.05%
  3.501 to   4.000                                                      1                  283,326.19                         0.17
  4.001 to   4.500                                                      5                  775,243.14                         0.47
  4.501 to   5.000                                                    259               29,348,059.51                        17.61
  5.001 to   5.500                                                    187               21,526,586.72                        12.91
  5.501 to   6.000                                                    126               15,191,237.98                         9.11
  6.001 to   6.500                                                    156               20,013,903.33                        12.01
  6.501 to   7.000                                                    167               21,511,973.20                        12.91
  7.001 to   7.500                                                    133               18,252,137.13                        10.95
  7.501 to   8.000                                                    126               14,815,049.44                         8.89
  8.001 to   8.500                                                     83               11,208,542.42                         6.72
  8.501 to   9.000                                                     50                4,866,993.62                         2.92
  9.001 to   9.500                                                     41                3,899,131.64                         2.34
  9.501 to  10.000                                                     28                2,134,342.64                         1.28
 10.001 to  10.500                                                     16                1,303,161.58                         0.78
 10.501 to  11.000                                                     10                  643,283.85                         0.39
 11.001 to  11.500                                                      5                  321,426.69                         0.19
 11.501 to  12.000                                                      5                  265,933.77                         0.16
 12.001 to  12.500                                                      2                  109,878.73                         0.07
 12.501 to  13.000                                                      2                  142,844.02                         0.09
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                                 Percent of
                                                         Number of                   Aggregate                    Aggregate
Months to Next Interest Adjustment                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
 1 to 12                                                               63               $6,649,841.80                         3.99%
13 to 24                                                            1,247              148,552,047.47                        89.12
25 to 36                                                               93               11,486,235.58                         6.89
-----------------------------------------------    -----------------------    ------------------------   ---------------------------
Total                                                               1,403             $166,688,124.85                       100.00%
                                                   =======================    ========================   ===========================


--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.90           1.32          1.01          0.82           0.68          0.52           0.41
Modified Duration (years)*         1.86           1.30          1.00          0.81           0.68          0.52           0.41
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment            2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       10/25/03       8/25/03
Principal Window (months)           52             36            27            21             17            12             10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.97           4.14          3.00          2.21           1.80          1.29           0.98
Modified Duration (years)*         5.32           3.80          2.81          2.10           1.73          1.24           0.95
First Principal Payment           2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       10/25/03       8/25/03
Last Principal Payment            1/25/11       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Principal Window (months)           48             34            26            12             10             8             5

Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.35           6.59          5.00          3.15           2.37          1.68           1.26
Modified Duration (years)*         7.60           5.66          4.43          2.89           2.22          1.59           1.20
First Principal Payment           1/25/11       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Last Principal Payment            5/25/13       4/25/10        7/25/08       5/25/07       5/25/05        8/25/04       2/25/04
Principal Window (months)           29             22            18            24             6              4             3

Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.13          8.84          6.75          5.42           2.75          1.95           1.44
Modified Duration (years)*         8.98           7.03          5.63          4.66           2.52          1.82           1.37
First Principal Payment           5/25/13       4/25/10        7/25/08       5/25/07       5/25/05        8/25/04       2/25/04
Last Principal Payment           12/25/15       3/25/13        8/25/10      12/25/08       10/25/05      11/25/04       5/25/04
Principal Window (months)           32             36            26            20             6              4             4

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.62           4.03          2.95          2.21           1.61          0.96           0.69
Modified Duration (years)*         5.09           3.74          2.79          2.12           1.57          0.95           0.69
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment           12/25/15       3/25/13        8/25/10      12/25/08       10/25/07       2/25/05       7/25/04
Principal Window (months)           158           125            94            74             60            28             21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.87          5.27          4.67           4.80          3.46           2.33
Modified Duration (years)*         7.38           5.64          4.51          4.09           4.20          3.12           2.16
First Principal Payment           8/25/07       1/25/06        2/25/06       6/25/06       12/25/06       2/25/05       7/25/04
Last Principal Payment           12/25/15       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           101            87            55            31             11            15             10

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.87          5.23          4.44           4.16          3.29           2.44
Modified Duration (years)*         7.23           5.55          4.42          3.85           3.66          2.95           2.24
First Principal Payment           8/25/07       1/25/06       12/25/05       2/25/06       5/25/06        9/25/05       1/25/05
Last Principal Payment           12/25/15       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           101            87            57            35             18             8             4

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.87          5.21          4.33           3.88          2.93           2.19
Modified Duration (years)*         7.09           5.47          4.35          3.72           3.40          2.64           2.01
First Principal Payment           8/25/07       1/25/06       11/25/05      12/25/05       1/25/06        5/25/05       9/25/04
Last Principal Payment           12/25/15       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           101            87            58            37             22            12             8

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated [October 15, 2002]

--------------------------------------------------------------------------------
                  The collateral information contained herein
                     is preliminary and subject to change.
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.90           1.32          1.01          0.82           0.68          0.52           0.41
Modified Duration (years)*         1.86           1.30          1.00          0.81           0.68          0.52           0.41
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment            2/25/07       10/25/05       1/25/05       7/25/04       3/25/04       10/25/03       8/25/03
Principal Window (months)           52             36            27            21             17            12             10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.97          [4.14          3.00          2.21           1.80          1.29           0.98
Modified Duration (years)*         5.32          [3.80          2.81          2.10           1.73          1.24           0.95
First Principal Payment           2/25/07      [10/25/05       1/25/05       7/25/04       3/25/04       10/25/03       8/25/03
Last Principal Payment            1/25/11       [7/25/08       2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Principal Window (months)           48            [34            26            12             10             8             5

Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.35           6.59          5.00          3.15           2.37          1.68           1.26
Modified Duration (years)*         7.60           5.66          4.43          2.89           2.22          1.59           1.20
First Principal Payment           1/25/11       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Last Principal Payment            5/25/13       4/25/10        7/25/08       5/25/07       5/25/05        8/25/04       2/25/04
Principal Window (months)           29             22            18            24             6              4             3

Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.13          8.84          6.76          5.44           2.75          1.95           1.44
Modified Duration (years)*         8.98           7.03          5.64          4.68           2.52          1.82           1.37
First Principal Payment           5/25/13       4/25/10        7/25/08       5/25/07       5/25/05        8/25/04       2/25/04
Last Principal Payment           12/25/15       4/25/13       11/25/10       4/25/09       10/25/05      11/25/04       5/25/04
Principal Window (months)           32            [37            29            24             6              4             4

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.38           4.60          3.47          2.66           1.96          0.96           0.69
Modified Duration (years)*         5.63           4.17          3.22          2.50           1.87          0.95           0.69
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment           10/25/28       2/25/23        8/25/18      12/25/15       2/25/14        2/25/05       7/25/04
Principal Window (months)           312           244            190           158           136            28             21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.30          7.43          5.80          5.12           5.30          4.92           3.38
Modified Duration (years)*         7.72           5.94          4.84          4.39           4.57          4.27           3.03
First Principal Payment           8/25/07       1/25/06        2/25/06       6/25/06       12/25/06       2/25/05       7/25/04
Last Principal Payment           11/25/25       1/25/20        1/25/16       7/25/14       5/25/12       10/25/10       8/25/08
Principal Window (months)           220           169            120           98             66            69             50

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.23          7.37          5.74          4.85           4.50          3.53           2.69
Modified Duration (years)*         7.53           5.82          4.73          4.13           3.90          3.14           2.45
First Principal Payment           8/25/07       1/25/06       12/25/05       2/25/06       5/25/06        9/25/05       1/25/05
Last Principal Payment            5/25/24       8/25/18       12/25/15       7/25/13       8/25/11       12/25/08       4/25/07
Principal Window (months)           202           152            121           90             64            40             28

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.06          7.28          5.61          4.64           4.14          3.11           2.33
Modified Duration (years)*         7.31           5.68          4.59          3.93           3.58          2.78           2.13
First Principal Payment           8/25/07       1/25/06       11/25/05      12/25/05       1/25/06        5/25/05       9/25/04
Last Principal Payment           12/25/21       9/25/16       10/25/14       4/25/12       7/25/10        3/25/08       9/25/06
Principal Window (months)           173           129            108           77             55            35             25


*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------